UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 30, 2013

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2013, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or, “us”) issued a press release announcing its first quarter 2013 results.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:

99-Press Release dated April 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2013

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
	March 31,	December 31,	April 1,
In millions, except per share amounts	2013	2012	2012
NET SALES	$3,922	$4,292	$4,472
Cost of sales	2,965	3,234	3,274
GROSS MARGIN	957	1,058	1,198

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	444	482	475
Research, development and engineering expenses	182	174	181
Equity, royalty and interest income from investees (Note 1)	82	82	104
Other operating income (expense), net	1	(19)	2
OPERATING INCOME	414	465	648

Interest income	5	5	8
Interest expense	6	7	8
Other income (expense), net	18	10	2
INCOME BEFORE INCOME TAXES	431	473	650

Income tax expense (Note 2)	119	75	175
CONSOLIDATED NET INCOME	312	398	475

Less: Net income attributable to noncontrolling interests	30	29	20
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$282	$369	$455

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$1.50	$1.96	$2.39
Diluted	$1.49	$1.95	$2.38

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	188.4	188.4	190.4
Diluted	188.8	188.8	190.8

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.50	$0.50	$0.40

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	March 31, 2013	December 31, 2012
ASSETS
Current assets
Cash and cash equivalents	$1,483	$1,369
Marketable securities	196	247
Total cash, cash equivalents and marketable securities	1,679	1,616
Accounts and notes receivable, net	2,496	2,475
Inventories	2,387	2,221
Prepaid expenses and other current assets	658	855
Total current assets	7,220	7,167
Long-term assets
Property, plant and equipment	5,942	5,876
Accumulated depreciation	(3,173)	(3,152)
Property, plant and equipment, net	2,769	2,724
Investments and advances related to equity method investees	944	897
Goodwill	444	445
Other intangible assets, net	366	369
Other assets	1,013	946
Total assets	$12,756	$12,548

LIABILITIES
Current liabilities
Loans payable	$13	$16
Accounts payable (principally trade)	1,554	1,339
Current maturities of long-term debt	54	61
Current portion of accrued product warranty	396	386
Accrued compensation, benefits and retirement costs	280	400
Deferred revenue	230	215
Taxes payable (including taxes on income)	203	173
Other accrued expenses	527	546
Total current liabilities	3,257	3,136
Long-term liabilities
Long-term debt	736	698
Postretirement benefits other than pensions	422	432
Other liabilities and deferred revenue	1,296	1,308
Total liabilities	5,711	5,574

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.2 and 222.4 shares issued	2,064	2,058
Retained earnings	7,530	7,343
Treasury stock, at cost, 32.5 and 32.6 shares	(1,827)	(1,830)
Common stock held by employee benefits trust, at cost, 1.4 and 1.5 shares	(17)	(18)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(775)	(794)
Other	(320)	(156)
Total accumulated other comprehensive loss	(1,095)	(950)
Total Cummins Inc. shareholders’ equity	6,655	6,603
Noncontrolling interests	390	371
Total equity	7,045	6,974
Total liabilities and equity	$12,756	$12,548

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Three months ended
In millions	March 31, 2013	April 1, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$312	$475
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	98	85
Gain on fair value adjustment for consolidated investee	(7)	-
Deferred income taxes	5	(27)
Equity in income of investees, net of dividends	(36)	(59)
Pension contributions in excess of expense	(54)	(27)
Other post-retirement benefits payments in excess of expense	(8)	(4)
Stock-based compensation expense	7	7
Excess tax benefits on stock-based awards	(7)	(11)
Translation and hedging activities	(5)	10
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(29)	(135)
Inventories	(177)	(209)
Other current assets	158	(28)
Accounts payable	204	148
Accrued expenses	(142)	(196)
Changes in other liabilities and deferred revenue	47	29
Other, net	62	(37)
Net cash provided by operating activities	428	21

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(114)	(126)
Investments in internal use software	(12)	(16)
Investments in and advances to equity investees	(24)	(5)
Acquisition of businesses, net of cash acquired	(17)	(5)
Investments in marketable securities—acquisitions	(133)	(146)
Investments in marketable securities—liquidations	187	184
Cash flows from derivatives not designated as hedges	(30)	11
Other, net	-	1
Net cash used in investing activities	(143)	(102)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	-	12
Payments on borrowings and capital lease obligations	(27)	(38)
Net borrowings (payments) under short-term credit agreements	15	-
Distributions to noncontrolling interests	(19)	(22)
Dividend payments on common stock	(95)	(77)
Repurchases of common stock	-	(8)
Excess tax benefits on stock-based awards	7	11
Other, net	16	9
Net cash used in financing activities	(103)	(113)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(68)	27
Net increase (decrease) in cash and cash equivalents	114	(167)
Cash and cash equivalents at beginning of year	1,369	1,484
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,483	$1,317

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

	In millions	Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total
	Three months ended March 31, 2013
	External sales	$1,885	$722	$539	$776	$-	$3,922
	Intersegment sales	418	296	207	2	(923)	-
	Total sales	2,303	1,018	746	778	(923)	3,922
	Depreciation and amortization(2)	52	24	12	10	-	98
	Research, development and engineering expenses	105	57	18	2	-	182
	Equity, royalty and interest income from investees	23	7	7	45	-	82
	Interest income	2	1	2	-	-	5
	Segment EBIT	195	119	51	95(3)	(23)	437

	Segment EBIT as a percentage of total sales	8.5%	11.7%	6.8%	12.2%		11.1%

	Three months ended December 31, 2012
	External sales	$2,177	$662	$549	$904	$-	$4,292
	Intersegment sales	329	277	216	3	(825)	-
	Total sales	2,506	939	765	907	(825)	4,292
	Depreciation and amortization(2)	50	23	13	11	-	97
	Research, development and engineering expenses	92	60	20	2	-	174
	Equity, royalty and interest income from investees	27	6	8	41	-	82
	Interest income	2	-	2	1	-	5
	Segment EBIT	252	78	42	84	24	480
	Add back restructuring and other charges	20	6	12	14	-	52
	Segment EBIT excluding restructuring and other charges	272	84	54	98	24	532

	Segment EBIT as a percentage of total sales	10.1%	8.3%	5.5%	9.3%		11.2%
	Segment EBIT excluding restructuring and other
	charges as a percentage of total sales	10.9%	8.9%	7.1%	10.8%		12.4%

	Three months ended April 1, 2012
	External sales	$2,412	$774	$516	$770	$-	$4,472
	Intersegment sales	447	325	264	5	(1,041)	-
	Total sales	2,859	1,099	780	775	(1,041)	4,472
	Depreciation and amortization(2)	47	19	11	7	-	84
	Research, development and engineering expenses	111	51	18	1	-	181
	Equity, royalty and interest income from investees	38	8	10	48	-	104
	Interest income	4	1	2	1	-	8
	Segment EBIT	381	143	76	94	(36)	658

	Segment EBIT as a percentage of total sales	13.3%	13.0%	9.7%	12.1%		14.7%

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  There were no significant unallocated corporate expenses for the three month periods ended March 31, 2013 and April 1, 2012.  For the three months ended December 31, 2012, unallocated corporate expenses included a $20 million reserve ($12 million after-tax) related to legal matters.  There were no other significant unallocated corporate expenses.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as "Interest expense."
(3)	Distribution segment EBIT includes a $7 million gain on the fair value adjustment resulting from the acquisition of a controlling interest in Cummins Northwest.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended
	March 31,	December 31,	April 1,
In millions	2013	2012	2012
Segment EBIT excluding restructuring and other charges	$437	$532	$658
Add: Restructuring and other charges	-	(52)	-
Segment EBIT	437	480	658
Less: Interest expense	6	7	8
Income before income taxes	$431	$473	$650

CUMMINS INC. AND SUBSIDIARIES

SEGMENT FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended
	March 31,	December 31,	April 1,
In millions	2013	2012	2012
Distribution Entities
North American distributors	$35	$32	$40
Komatsu Cummins Chile, Ltda.	5	6	5
All other distributors	-	1	1
Manufacturing Entities
Chongqing Cummins Engine Company, Ltd.	12	12	18
Dongfeng Cummins Engine Company, Ltd.	12	10	16
Shanghai Fleetguard Filter Co., Ltd.	3	3	3
Valvoline Cummins, Ltd.	3	2	2
Tata Cummins, Ltd.	1	4	4
Beijing Foton Cummins Engine Co., Ltd.	1	2	(2)
Cummins Westport, Inc.	-	3	5
Komatsu manufacturing alliances	(1)	(2)	(1)
All other manufacturers	2	2	1
Cummins share of net income	73	75	92
Royalty and interest income	9	7	12
Equity, royalty and interest income from investees	$82	$82	$104

NOTE 2.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 29.5 percent, excluding any one-time items that may arise.  Our tax rate is generally less than the 35 percent U.S. statutory income tax rate primarily due to lower tax rates on foreign income and research tax credits.  The tax rate for the three month period ended March 31, 2013, was 27.6 percent.  This tax rate includes a discrete tax benefit of $28 million attributable to the 2012 research credit as well as a discrete tax expense of $17 million, which primarily relates to the write-off of a deferred tax asset deemed unrecoverable.  On January 2, 2013, the American Taxpayer Relief Act of 2012 was signed into law and reinstated the research tax credit.  The expiration of this credit resulted in a higher income tax provision of $28 million in 2012.  As tax law changes are accounted for in the period of enactment, we recognized the discrete tax benefit in the first quarter of 2013.

Our effective tax rate for the three months ended April 1, 2012, was 26.9 percent.  The increase in the 2013 effective tax rate compared to 2012 is due primarily to an unfavorable change in the pre-tax mix of income taxed in higher rate jurisdictions, partially offset by $11 million of net discrete tax benefits.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the period presented as it illustrates our operating performance without regard to special items including the one-time income tax items and restructuring charges.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the quarters ended March 31, 2013, December 31, 2012 and April 1, 2012.

	Three months ended
	March 31, 2013		December 31, 2012		April 1, 2012
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$282	$1.49	$369	$1.95	$455	$2.38
Add
Restructuring and other charges	-	-	35	0.19	-	-
Less
One-time tax benefits(1)	11	0.05	39	0.21	-	-
Net income attributable to Cummins Inc.
excluding special items	$271	$1.44	$365	$1.93	$455	$2.38

(1)

The one-time tax items for the three months ended March 31, 2013, included a discrete tax benefit of $28 million attributable to the 2012 research credit as well as a discrete tax expense of $17 million, which relates to the write-off of a deferred tax asset deemed unrecoverable.  The one-time tax benefits for the three months ended December 31, 2012, related primarily to benefits resulting from transactions entered into and elections made with respect to our U.K. operations.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest expense, income taxes, noncontrolling interests and restructuring and other charges

We define EBIT as earnings or loss before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT and EBIT excluding restructuring and other charges, non-GAAP financial measures, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended
	March 31,	December 31,	April 1,
In millions	2013	2012	2012
Earnings before interest expense, income taxes and
special items	$437	$532	$658

Earnings before interest expense, income taxes and
special items as a percentage of net sales	11.1%	12.4%	14.7%

Less
Restructuring and other charges	-	52	-

Earnings before interest expense and income taxes	$437	$480	$658

EBIT as a percentage of net sales	11.1%	11.2%	14.7%

Less
Interest expense	6	7	8
Income tax expense	119	75	175
Consolidated net income	312	398	475

Less
Net income attributable to noncontrolling interests	30	29	20
Net income attributable to Cummins Inc.	$282	$369	$455

Net income attributable to Cummins Inc. as a
percentage of net sales	7.2%	8.6%	10.2%

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Engine segment net sales by market

2013
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$654	$-	$-	$-	$654
Medium-duty truck and bus	448	-	-	-	448
Light-duty automotive and RV	260	-	-	-	260
Industrial	714	-	-	-	714
Stationary power	227	-	-	-	227
Total sales	$2,303	$-	$-	$-	$2,303

2012
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$892	$807	$656	$609	$2,964
Medium-duty truck and bus	526	512	478	575	2,091
Light-duty automotive and RV	286	297	353	343	1,279
Industrial	861	859	766	747	3,233
Stationary power	294	366	274	232	1,166
Total sales	$2,859	$2,841	$2,527	$2,506	$10,733

Unit shipments by engine classification (including unit shipments to Power Generation)

2013
Units	Q1	Q2	Q3	Q4	YTD
Midrange	94,600	-	-	-	94,600
Heavy-duty	24,900	-	-	-	24,900
High-horsepower	4,200	-	-	-	4,200
Total units	123,700	-	-	-	123,700

2012
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,000	110,000	113,000	108,500	440,500
Heavy-duty	36,000	33,000	26,000	24,100	119,100
High-horsepower	5,500	5,800	4,600	3,900	19,800
Total units	150,500	148,800	143,600	136,500	579,400

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Component segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$400	$-	$-	$-	$400
Turbo technologies	266	-	-	-	266
Filtration	255	-	-	-	255
Fuel systems	97	-	-	-	97
Total sales	$1,018	$-	$-	$-	$1,018

2012
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$404	$349	$325	$337	$1,415
Turbo technologies	298	297	257	254	1,106
Filtration	270	266	260	252	1,048
Fuel systems	127	124	96	96	443
Total sales	$1,099	$1,036	$938	$939	$4,012

Power generation segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$409	$-	$-	$-	$409
Power systems	179	-	-	-	179
Generator technologies	126	-	-	-	126
Power solutions	32	-	-	-	32
Total sales	$746	$-	$-	$-	$746

2012
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$375	$459	$425	$395	$1,654
Power systems	188	217	174	178	757
Generator technologies	141	160	138	127	566
Power solutions	76	73	77	65	291
Total sales	$780	$909	$814	$765	$3,268

Distribution segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$322	$-	$-	$-	$322
Power generation	163	-	-	-	163
Engines	152	-	-	-	152
Service	141	-	-	-	141
Total sales	$778	$-	$-	$-	$778

2012
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$288	$302	$326	$319	$1,235
Power generation	186	201	178	242	807
Engines	166	147	157	195	665
Service	135	144	140	151	570
Total sales	$775	$794	$801	$907	$3,277